UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2015

CARDAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-181719	45-4484428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Woodlawn Drive, Suite 129, Honolulu, Hawaii
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (808) 457-1400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Cardax, Inc. (the “Company”) entered into separate subscription agreements, registration rights agreements and warrant purchase agreements (each, a ” Purchase Agreement”), by and between the Company and an investor (each a “Purchaser” and collectively, the “Purchasers”) pursuant to which the Company issued and sold to the Purchasers shares of common stock (each a “Share” and collectively, the “Shares”) and Class E Warrants and D Warrants (each, a “Warrant” and, collectively, the “Warrants”) to purchase shares of the Company’s common stock (the “Common Stock”). The sale of equity securities by the Company prior to March 3, 2015 were, in the aggregate, less than the 5% number of shares outstanding of the class of equity securities sold that require the filing of a Current Report on Form 8-K.

Under the Purchase Agreements, each of the Purchasers purchased units (the “Unit”) that consisted of: (A) shares of common stock a price per share of $0.30, (B) two (2) Class D warrants, each to purchase one (1) share of Common Stock at a price per share of $0.10, and (C) one (1) Class E warrants to purchase three-quarters (3/4) of one (1) share of Common Stock at a price per share of 0.1667. The Class D warrants and the Class E warrants will expire March 31, 2020. The Company has sold an aggregate of 966,665 Units for an aggregate purchase price of $290,000. No placement agent or broker dealer was used or participated in any offering or sale of the Units.

The offering of the Units was made in a transaction that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and the provisions of Regulation D or Regulation S that is promulgated under the Securities Act. The Company may continue to offer securities and may use a placement agent or broker dealer in any such offering.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation to purchase, any securities of the Company.

Under the terms of the Registration Rights Agreement, the Company has agreed to registered the common stock that is issued in the Unit and the shares underlying the Warrants shortly after March 31, 2016 or, if earlier, in connection with any registration rights that may be granted by the Company in an offering of securities of $250,000 or more on or prior to March 31, 2016 (a “Qualified Financing”). The Subscription Agreement also includes “most favored nation” rights to the purchasers of the Units in the event the Company issues stock on terms more favorable to the purchaser in a Qualified Financing.

The foregoing summary of the Subscription Agreement, Registration Rights Agreement, and Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement. A copy of the Subscription Agreement, Registration Rights Agreement, and Form of each of the Warrants is attached as Exhibit 10.1, 10.2, 10.3, and 10.4, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

10.1	Form of Registration Rights Agreement

10.2	Form of Subscription Agreement

10.3	Form of Class D Warrant

10.4	Form of Class E Warrant

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2015

Cardax, Inc.

By:	/s/ David G. Watumull
Name:	David G. Watumull
Title:	President and CEO

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